Money Market Obligations Trust
Federated Institutional Prime Value Obligations Fund
INSTITUTIONAL SHARES (TICKER PVOXX)
SERVICE SHARES (TICKER PVSXX)
CAPITAL SHARES (TICKER PVCXX)
Federated Institutional Prime Obligations Fund
AUTOMATED SHARES (TICKER PBAXX)
INSTITUTIONAL SHARES (TICKER POIXX)
SERVICE SHARES (TICKER PRSXX)
CAPITAL SHARES (TICKER POPXX)
TRUST SHARES (TICKER POLXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2016
The Board of Trustees (“Board”) of Money Market Obligations Trust (“Trust”) has approved a change in investment strategy pursuant to which, effective on or about July 31, 2017, Federated Institutional Prime Value Obligations Fund (PVOF) will invest all or substantially all of its assets in Federated Institutional Prime Obligations Fund (POF). POF is an affiliated institutional money market fund with an investment objective and investment strategies substantially the same as PVOF. The change in PVOF's investment strategy represents an efficient means for PVOF to achieve its investment strategy. POF also may have the opportunity to derive potential benefits from an investment by a large shareholder like PVOF, such as, for example, the opportunity for POF to invest more assets in pursuit of POF's investment strategy and for additional assets being available in POF to fund redemption requests and other liquidity needs.
Upon the change in PVOF's investment strategy becoming effective, in instances where PVOF is unable to invest all of its assets into POF (for example, due to late-day purchases or trades), PVOF will invest its excess cash in overnight repurchase agreements, other affiliated money market funds or other eligible securities, in the discretion of PVOF's investment adviser, Federated Investment Management Company (the “Adviser”).
PVOF has filed an amendment to its registration statement to incorporate these changes, which amendment must become effective with the U.S. Securities and Exchange Commission before the change in PVOF's investment strategy becomes effective.

To avoid charging duplicative fees, the Adviser will waive and/or reimburse PVOF's Management Fee with respect to the amount of its net assets invested in POF. PVOF's proportionate share of the fees and expenses of POF (including Management Fees) will be reflected as Acquired Fund Fees and Expenses in PVOF's fee table under “Risk/Return Summary: Fees and Expenses” in PVOF's prospectus. The Adviser will also waive and/or reimburse PVOF's Management Fee and other fees and expenses to the extent necessary to abide by any applicable “Fee Limit” disclosed in the footnotes to the fee table under “Risk/Return Summary: Fees and Expenses” in PVOF's prospectus.
Both PVOF and POF have previously adopted and maintain policies and procedures such that they will be able to impose liquidity fees on redemptions and/or temporarily suspend redemptions for up to 10 business days in any 90 day period in the event that either fund's weekly liquid assets were to fall below a designated threshold, subject to a determination by the Trust's Board that such a liquidity fee or redemption gate is in the best interest of PVOF or POF (as applicable). If liquidity fees and/or redemption gates are imposed on POF, PVOF's liquidity will be severely impacted because of PVOF's substantial investment in POF until such time as the fees and/or gates on POF are lifted. As a result, in the event that liquidity fees and/or redemption gates are imposed on POF, it is likely that the Trust's Board will separately determine that the imposition of corresponding liquidity fees and/or redemption gates on PVOF is in PVOF's best interest.
Similar to a substantial investment by any shareholder, once PVOF invests all or substantially all of its assets in POF, POF will be subject to large shareholder risk. This is the risk that a significant percentage of POF's shares are owned or controlled by a large shareholder, such as PVOF or other funds or accounts, including any regarding which the Adviser or an affiliate of the Adviser has investment discretion. Accordingly, POF can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders like PVOF. These inflows and outflows could be significant and, if frequently occurring, could negatively affect POF's net asset value and performance and could cause POF to sell securities at inopportune times in order to meet redemption requests.
May 25, 2017
Money Market Obligations Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453844 (5/17)
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